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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of VINA Technologies, Inc. on Form S-8 of our reports dated March 17, 2000 appearing in the prospectus of Registration Statement No. 333-36398 on Form S-1 of VINA Technologies, Inc. filed on August 10, 2000.

DELOITTE & TOUCHE LLP

San Jose, California
August 7, 2000